UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
July 31, 2007

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-17733

West Virginia	55-0169957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01                      Entry into a Material Definitive Agreement

On July 31, 2007, City Holding Company (the “Company”) and City National Bank of West Virginia (“City National”) entered into the following employment agreements:

•
An Employment Agreement with Charles R. Hageboeck regarding his continued employment as President and Chief Executive Officer of the Company and City National (the “Hageboeck Employment Agreement”); and

•	An Employment Agreement with Craig G. Stilwell regarding his continued employment as Executive Vice President of the Company and City National (the “Stilwell Employment Agreement.

The Board of Directors of the Company, at its regularly scheduled meeting on July 25, 2007, approved the Hageboeck Employment Agreement and Stilwell Employment Agreement (collectively, the “Employment Agreements”) upon recommendation by the Company’s compensation committee.  The material terms and conditions of each of the Employment Agreements are set forth below.

Hageboeck Employment Agreement

The material terms and conditions of the Hageboeck Employment Agreement are as follows:

The term of the Hageboeck Employment Agreement begins on July 25, 2007 and terminates on July 31, 2009, unless extended.  On each monthly anniversary date following July 31, 2007, the term is automatically extended for an additional month unless either the Company, City National or Mr. Hageboeck serve notice to the other parties to fix the term to a definite two year period from the date of such notice.

Cash compensation under the Hageboeck Employment Agreement consists of the following:

•
A minimum annual salary at a rate not less than $360,000, which will be adjusted upward annually to reflect the Company’s performance, compensation levels for peer institutions and changes in the scale and scope of business activities of the Company under Mr. Hageboeck’s leadership;

•
An “incentive compensation” at the end of each of the Company’s fiscal years based on the Company’s Return on Tangible Equity (“ROTE”) for such fiscal year, such that if the Company’s ROTE is at least 14%, the incentive compensation will be equal to 20% of Mr. Hageboeck’s annual salary plus an additional 5% of annual salary for each 1% increase in ROTE over 14%, but no incentive compensation will be payable if ROTE is less than 14%; and

•
A bonus to be awarded by the Company and City National’s Boards of Directors in their discretion based upon Mr. Hageboeck’s accomplishments and achievements and/or his leadership of the Company and City National.

In the event that Mr. Hageboeck’s employment with the Company terminates during any fiscal year because of death, Total and Permanent Disability (defined as being unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months), termination by the Company without Just Cause (defined below) or Mr. Hageboeck’s termination for Good Reason (defined below), the incentive compensation will be prorated based on the number of days worked by Mr. Hageboeck.

In addition to the foregoing, Mr. Hageboeck will have the right to participate in the incentive plans of the Company and City National for which he may become eligible and designated a participant.  Also, Mr. Hageboeck will continue to participate in the employee pension and welfare benefits and group employee benefits such as sick leave, vacation, group disability and health, life, and accident insurance and similar indirect compensation which the Company and City National may from time to time extend to its officers; provided that Mr. Hageboeck will receive term life insurance coverage in an amount not less than two times his base salary.

If Mr. Hageboeck suffers a Total and Permanent Disability during the term of the agreement, he will continue to earn all compensation (including bonuses and incentive compensation) to which he would have been entitled as if he had not been Totally and Permanently Disabled for the first 12 months of the period, reduced by the amount of any compensation received pursuant to any applicable disability insurance plan of the Company or City National.  Thereafter, he will receive compensation to which he is entitled under any applicable disability insurance plan.  In addition, after the first 12 months of any Total and Permanent Disability, the Board of Directors may terminate Mr. Hageboeck’s employment, in which case he will be entitled to receive “Termination Compensation” multiplied by three paid over 60 equal monthly installments and he will continue to receive health insurance covered from the Company on the same terms as were in effect prior to his termination for all periods he receives Termination Compensation.  “Termination Compensation” means the highest amount of cash compensation paid to the employee in respect of any of the three most recent calendar years ending prior to the date of termination, determined by reference to the annual cash compensation (salary, incentive compensation, and bonus).  If Mr. Hageboeck dies during the term of the agreement, his estate will receive an amount equal to his Termination Compensation multiplied by three and paid over 36 equal monthly payments, in addition to any life insurance benefits available to all employees of City National.

If (i) Mr. Hageboeck voluntarily terminates employment with the Company and City National for any reason (other than Total and Permanent Disability or for Good Reason (defined below), (ii) the Company terminates Mr. Hageboeck for Just Cause (defined below); or (iii) the Hageboeck Employment Agreement terminates after the Company elects not to extend it and converts it to a fixed two-year period, Mr. Hageboeck will be entitled to receive $1,122,304, plus interest at the Treasury One-Year Constant Maturity rate accruing from and after December 31, 2006, which will be paid to him over 36 equal monthly payments beginning the first month following his termination of employment.  This termination benefit reflects benefits originally provided under the Employment Agreement signed between the Company, City National and Mr. Hageboeck on June 11, 2001, as amended on November 18, 2003 which benefits became fully vested on June 11, 2005.  This benefit is not subject to a risk of forfeiture under any circumstances except where Mr. Hageboeck engages in a willful, fraudulent activity that materially and adversely affects the Company or City National and Mr. Hageboeck personally profits from such activity.

If the Company and City National terminate Mr. Hageboeck for reasons other than Just Cause or Mr. Hageboeck terminates employment for Good Reason, he will receive his Termination Compensation times three to be paid in 36 monthly installments.

The Company and City National have the right to terminate Mr. Hageboeck for “Just Cause” if he:

•	Commits an act materially detrimental to the Company or City National;

•	Is convicted of a felony involving moral turpitude; or

•	Materially breaches any other provision of the agreement.

Mr. Hageboeck may voluntarily terminate employment for “Good Reason” if any of the following events occur without his express written consent:

•	The assignment to him of duties inconsistent with the position of President and Chief Executive Officer;

•	A reduction in his pay grade or base salary or his exclusion from participation in benefit plans in which he previously participated;

•	An involuntary relocation more than 50 miles from where he is working at such time or breach of any other material provision of the agreement by the Company or City National;

•	Any purported termination of his employment by the Company or City National which is not in accordance with the agreement; or

•	The occurrence of a change of control.

For a period of 36 months following a voluntary termination of employment or a termination of employment for Just Cause or Total and Permanent Disability, Mr. Hageboeck cannot:

•
Engage in the consumer, savings or commercial banking business, the savings and loan business or the mortgage banking business in any county of any state in which the Company or City National maintains offices as well as certain other counties in West Virginia, Kentucky or Ohio.

For a period of 36 months after a termination of employment for Good Reason or without Just Cause, Mr. Hageboeck cannot:

•	Solicit any depositors or customers of the Company, City National or their affiliates; or

•	Induce any then or former employee of the Company, City National or their affiliates to terminate his or her employment with such employer.

For a period of 36 months after a termination of employment for any reason, Mr. Hageboeck cannot disclose any confidential information obtained by him while in the employ of the Company and City National.

Stilwell Employment Agreement

The material terms and conditions of the Stilwell Employment Agreement are as follows:

The term of the Stilwell Employment Agreement begins on July 25, 2007 and terminates on July 31, 2009, unless extended.  On each monthly anniversary date following July 31, 2007, the term is automatically extended for an additional month unless either the Company, City National or Mr. Stilwell serve notice to the other parties to fix the term to a definite two year period from the date of such notice.

Cash compensation under the Stilwell Employment Agreement consists of the following:

•
A minimum annual salary at a rate not less than $212,000, which will be adjusted upward annually to reflect the Company’s performance, compensation levels for peer institutions and changes in the scale and scope of business activities of the Company under Mr. Stilwell’s leadership;

•
An “incentive compensation” at the end of each of the Company’s fiscal years based on the Company’s Return on Tangible Equity (“ROTE”) for such fiscal year, such that if the Company’s ROTE is at least 14%, the incentive compensation will be equal to 20% of Mr. Stilwell’s annual salary plus an additional 5% of annual salary for each 1% increase in ROTE over 14%, but no incentive compensation will be payable if ROTE is less than 14%; and

•
A bonus to be awarded by the Company and City National’s Boards of Directors in their discretion based upon Mr. Stilwell’s accomplishments and achievements and/or his leadership of the Company and City National.

In the event that Mr. Stilwell’s employment with the Company terminates during any fiscal year because of death, Total and Permanent Disability (defined as being unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months), termination by the Company without Just Cause (defined below) or Mr. Stilwell’s termination for Good Reason (defined below), the incentive compensation will be prorated based on the number of days worked by Mr. Stilwell.

In addition to the foregoing, Mr. Stilwell will have the right to participate in the incentive plans of the Company and City National for which he may become eligible and designated a participant.  Also, Mr. Stilwell will continue to participate in the employee pension and welfare benefits and group employee benefits such as sick leave, vacation, group disability and health, life, and accident insurance and similar indirect compensation which the Company and City National may from time to time extend to its officers; provided that Mr. Stilwell will receive term life insurance coverage in an amount not less than two times his base salary.

If Mr. Stilwell suffers a Total and Permanent Disability during the term of the agreement, he will continue to earn all compensation (including bonuses and incentive compensation) to which he would have been entitled as if he had not been Totally and Permanently Disabled for the first 12 months of the period, reduced by the amount of any compensation received pursuant to any applicable disability insurance plan of the Company or City National.  Thereafter, he will receive compensation to which he is entitled under any applicable disability insurance plan.  In addition, after the first 12 months of any Total and Permanent Disability, the Board of Directors may terminate Mr. Stilwell’s employment, in which case he will be entitled to receive “Termination Compensation” multiplied by three paid over 60 equal monthly installments and he will continue to receive health insurance covered from the Company on the same terms as were in effect prior to his termination for all periods he receives Termination Compensation.  “Termination Compensation” means the highest amount of cash compensation paid to the employee in respect of any of the three most recent calendar years ending prior to the date of termination, determined by reference to the annual cash compensation (salary, incentive compensation, and bonus).  If Mr. Stilwell dies during the term of the agreement, his estate will receive an amount equal to his Termination Compensation multiplied by three and paid over 36 equal monthly payments, in addition to any life insurance benefits available to all employees of City National.

If (i) Mr. Stilwell voluntarily terminates employment with the Company and City National for any reason (other than Total and Permanent Disability or for Good Reason (defined below), (ii) the Company terminates Mr. Stilwell for Just Cause (defined below); or (iii) the Stilwell Employment Agreement terminates after the Company elects not to extend it and converts it to a fixed two-year period, Mr. Stilwell will be entitled to receive $693,082, plus interest at the Treasury One-Year Constant Maturity rate accruing from and after December 31, 2006, which will be paid to him over 36 equal monthly payments beginning the first month following his termination of employment.  This termination benefit reflects benefits originally provided under the Employment Agreement signed between the Company, City National and Mr. Stilwell on May 15, 2001, as amended on November 18, 2003 which benefits became fully vested on May 15, 2005.  This benefit is not subject to a risk of forfeiture under any circumstances except where Mr. Stilwell engages in a willful, fraudulent activity that materially and adversely affects the Company or City National and Mr. Stilwell personally profits from such activity.

If the Company and City National terminate Mr. Stilwell for reasons other than Just Cause, or Mr. Stilwell terminates employment for Good Reason, he will receive his Termination Compensation times three to be paid in 36 monthly installments.

The Company and City National have the right to terminate Mr. Stilwell for “Just Cause” if he:

•	Commits an act materially detrimental to the Company or City National;

•	Is convicted of a felony involving moral turpitude; or

•	Materially breaches any other provision of the agreement.

Mr. Stilwell may voluntarily terminate employment for “Good Reason” if any of the following events occur without his express written consent:

•	The assignment to him of duties inconsistent with the position of Executive Vice President;

•	A reduction in his pay grade or base salary or his exclusion from participation in benefit plans in which he previously participated;

•	An involuntary relocation more than 50 miles from where he is working at such time or breach of any other material provision of the agreement by the Company or City National;

•	Any purported termination of his employment by the Company or City National which is not in accordance with the agreement; or

•	The occurrence of a change of control.

For a period of 36 months following a voluntary termination of employment or a termination of employment for Just Cause or Total and Permanent Disability, Mr. Stilwell cannot:

•
Engage in the consumer, savings or commercial banking business, the savings and loan business or the mortgage banking business in any county of any state in which the Company or City National maintains offices as well as certain other counties in West Virginia, Kentucky or Ohio.

For a period of 36 months following a termination for Good Reason or without Just Cause, Mr. Stilwell cannot:

•	Solicit any depositors or customers of the Company, City National or their affiliates; or

•	Induce any then or former employee of the Company, City National or their affiliates to terminate his or her employment with such employer.

For a period of 36 months after termination for any reason, Mr. Stilwell cannot disclose any confidential information obtained by him while in the employ of the Company and City National.

The foregoing is a summary of the material terms of the Hageboeck Employment Agreement and Stilwell Employment and is qualified in its entirety by each such agreement, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

10.1	Employment Agreement of Charles R. Hageboeck
10.2	Employment Agreement of Craig G. Stilwell

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: July 31, 2007	City Holding Company

By:	/s/ David L. Bumgarner
David L. Bumgarner
Chief Financial Officer